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                                                                    EXHIBIT 10.1

                     SEVENTH MODIFICATION OF SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT

         This Seventh Modification of Second Amended and Restated Loan Agreement ("Seventh Modification") is made and entered into the 11th day of August, 2000, by and among BANK OF AMERICA, N.A., successor to NATIONSBANK, N.A., a national banking association ("Bank") and SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation, DELTA SOFTWARE SYSTEMS, INC., a Tennessee corporation, TECHNOLOGY MANAGEMENT RESOURCES, INC., F/K/A TMR ACQUISITION, INC., a Tennessee corporation, PARTNERS CAPITAL GROUP, a California corporation, PARTNERS RESOURCES, INC., an Arizona corporation, SCB COMPUTER TECHNOLOGY OF ALABAMA, INC., an Alabama corporation, and PROVEN TECHNOLOGY, INC., a Tennessee corporation ("collectively Borrower") and.

                                 R E C I T A L S

         A. Borrower has previously obtained from Bank a revolving term loan facility (the "Revolving Loan") in the principal amount of $26,250,000.00 and a term loan facility (the "Term Loan") in the principal amount of $15,000,000.00.

         B. The terms and conditions of the Revolving Loan and the Term Loan are set forth in that certain Second Amended and Restated Loan Agreement dated July 31, 1998, as modified by that certain First Modification of Second Amended and Restated Loan Agreement dated September 15, 1998, and that certain Second Modification of Second Amended and Restated Loan Agreement dated May 20, 1999, and by that certain Third Modification of Second Amended and Restated Loan Agreement dated June 21, 1999, and by that certain Fourth Modification of Second Amended and Restated Loan Agreement dated February 17, 2000, and by that certain Fifth Modification of Second Amended and Restated Loan Agreement dated May 1, 2000, and as further amended by that certain Sixth Modification Second Amended and Restated Loan Agreement dated June 15, 2000 (hereinafter as hereafter modified or amended collectively referred to as the "Agreement").

         C. Borrower has asked Bank to extend an additional credit facility pursuant to the terms and conditions set forth herein and in the Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the intending to be legally bound hereby, Bank and Borrower agree as follows:

         1. Capitalized terms not defined herein shall have the meaning contained in the Agreement.

         2. Section 1.K. is hereby deleted in its entirety and in lieu thereof shall read as follows:

                  "K. LOANS: The Revolving Loan, the Term Loan and the Short Term Loan and any subsequent loan which states that it is subject to this Agreement."


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         3.       Section 1 of the Agreement is hereby amended by adding the following term:

                  "HH. SHORT TERM NOTE: The promissory note evidencing the Short Term Loan."

         4. Section 2 of the Agreement is hereby amended to add the following paragraph:

                  "C.       SHORT TERM LOAN. Bank hereby agrees to make a short
         term loan to Borrower in the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00). The obligation to repay the short term loan is evidenced by a promissory note dated August 11, 2000 (the promissory note together with any and all renewals, extension or rearrangements thereof being hereinafter collected referred to as the "Short Term Note"), having a maturity date, repayment terms and interest rate as set forth in the Short Term Note.

                  I. PURPOSE. The Short Term Loan shall be used by Borrower for general corporate purposes.

                  II. COLLATERAL. The Short Term Loan shall be secured by the Collateral described in the Security Agreements entered into by Bank and Borrower dated February 17, 2000 (collectively the "Security Agreement").

                  III. OBLIGATION. The Short Term Loan shall constitute an Obligation of the Borrower as that term is defined in the Security Agreement.

         5. Section 4.B(v) of the Agreement is deleted in its entirety and in lieu thereof shall read as follows:

                  "(v)     Furnish to Bank monthly borrowing base certificates
         in form and substance acceptable to Bank. The borrowing base certificate for the end of each month shall be submitted by the 10th business day of the following month. Borrower shall process its work in process through the end of such month during the ten day period, generate accounts receivable from such work in process and include those accounts receivable as of the end of the prior month in the month end borrowing base certificate. Borrower shall also furnish to Bank accounts receivable agings, a consolidating summary report (showing accounts receivable, ineligible accounts receivable by category, earned but unbilled accounts receivable, ineligible unbilled accounts receivable by category) and a reconciliation of the accounts receivable aging to the general ledger, all as of the 15th of the month, with such reports to be furnished to Bank by the 25th of the month. Any other information that Bank may reasonably require will also be provided in a timely manner."

         6.       Bank waives the following:

                  (a) The failure of the Borrower to provide the monthly financial statements for May and June, 2000 and the updated 90-day rolling cash flow within 20 days of the


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         respective month ends; and

                  (b) The failure of the Borrower on July 15, 2000 to reduce the maximum outstanding balance of the Revolving Loan to an amount less than or equal to Borrowing Base.

         7. Borrower acknowledges that the indebtedness comprising the Short Term Loan is included as an Obligation secured by the Collateral subject to the Security Agreement (as those terms are defined in the Security Agreement).

         8. Borrower shall pay all costs incidental to this Seventh Modification including but not limited to the fees and expenses of Bank's counsel.

         9. In consideration for the waiver of certain defaults, the modification of the Agreement and the extension of additional credit, Borrower hereby agrees that Bank shall earn a fee of $100,000.00 upon the execution of this Seventh Modification. $25,000.00 of this fee shall be paid concurrent with the execution of the Seventh Modification. Bank agrees that it will waive and forgive $25,000.00 of the fee if the Short Term Loan is repaid in full on or prior to September 10, 2000. Bank further agrees that it will waive and forgive $50,000.00 of this fee if the following conditions are met by August 21, 2000:

                  (a) Bank receives written confirmation executed by Targus Group International, Inc. ("Targus") that the account receivable owed by Targus to Borrower as of July 31, 2000 was at least $3,833,130.07 not subject to any offsets or reductions, accompanied by copies of all outstanding invoices to Targus and a copy of the agreement (with any amendments) between Borrower and Targus; and

                  (b) Bank receives either (i) an acceptable credit reference from Targus' financial institution; or (ii) current financial statements for Targus and a bona fide commitment letter from a third party financial institution showing a commitment to provide funding to Targus in the amount of at least $70,000,000.00.

         10. Borrower warrants and represents that (a) the Loan Documents are valid, binding and enforceable against the Borrower according to their terms; (b) all warranties and representations made by Borrower in the Loan Documents are hereby again warranted and represented to be true as of the date hereof, except with regard to matters expressed only as of a specific time or which have been supplemented or superseded by disclosures to Bank in writing and
(c) no default presently exists under the Loan Documents. Borrower further acknowledges that Borrower's obligations evidenced by the Loan Documents are not subject to any counterclaim, defense or right of set off and Borrower does hereby release Bank from any claim, known or unknown, that Borrower may have against Bank as of the execution. Borrower, on its own behalf and on behalf of its predecessors, successors, heirs and assigns (collectively, the "Releasing Parties"), hereby acknowledge and stipulate that as of the date of this Seventh Modification, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Bank or any of its officers, directors, employees, agents, attorneys, or representatives, or against any of their respective predecessors, successors, or assigns. Each of the Releasing Parties hereby forever


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releases, remises, and discharges Bank and all of its officers, directors, employees, agents, attorneys and representatives, and all of its respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act from the beginning of time through the date of this Seventh Modification.

         11. As amended hereby, the Agreement remains in full effect, and all agreements among the parties with respect to the subject hereof are represented fully in this Seventh Modification and the other written documents among the parties. The provisions of the Agreement regarding the arbitration of disputes and other general matters also govern this Seventh Modification. The validity, construction and enforcement hereof shall be determined according to the substantive laws of the State of Tennessee.

         IN WITNESS WHEREOF, the parties have executed this Seventh Modification to be effective the day and year first above written.

BANK OF AMERICA, N.A., SUCCESSOR TO      PARTNERS CAPITAL GROUP
NATIONSBANK, N.A.
                                         By:   /s/  T. Scott Cobb
                                              --------------------------------
By:   /s/  Sherrie K. Hollis             Its:   CEO
     -------------------------------
Its:   Vice President
                                         By:   /s/  Michael J. Boling
                                              --------------------------------
                                         Its:   EVP

SCB COMPUTER TECHNOLOGY, INC.            PARTNERS RESOURCES, INC.

By:   /s/  T. Scott Cobb                 By:   /s/  T. Scott Cobb
     -------------------------------          --------------------------------
Its:   CEO                               Its:   CEO

By:   /s/  Michael J. Boling             By:   /s/  Michael J. Boling
     -------------------------------          --------------------------------
Its:   EVP                               Its:   EVP

DELTA SOFTWARE SYSTEMS, INC.             PROVEN TECHNOLOGY, INC.

By:   /s/  T. Scott Cobb                 By:   /s/  T. Scott Cobb
     -------------------------------          --------------------------------
Its:   CEO                               Its:   CEO

By:   /s/  Michael J. Boling             By:   /s/  Michael J. Boling
     -------------------------------          --------------------------------
Its:   EVP                               Its:   EVP


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TECHNOLOGY MANAGEMENT                    SCB COMPUTER TECHNOLOGY OF
RESOURCES, INC.                          ALABAMA, INC.
F/K/A TMR ACQUISITION, INC.

By:   /s/  T. Scott Cobb                 By:   /s/  T. Scott Cobb
      ---------------------------             ------------------------------
Its:   CEO                               Its:   CEO

By:   /s/  Michael J. Boling             By:   /s/  Michael J. Boling
      ---------------------------             ------------------------------
Its:   EVP                               Its:   EVP



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